Exhibit 25

UNITED STATES
securities and exchange commission
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

David Ferrell
U.S. Bank National Association
1349 West Peachtree Street, Suite 1050
Atlanta, GA 30309
(404) 898-8821
(Name, address and telephone number of agent for service)

Omega Healthcare Investors, Inc.
And the Subsidiary Guarantors Listed on Schedule A
 (Issuer with respect to the Securities)
Maryland	38-3041398
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 International Circle, Suite 3500 Hunt Valley, Maryland	21030
(Address of Principal Executive Offices)	(Zip Code)

4.950% Senior Secured Notes Due 2024
(Title of the Indenture Securities)

Schedule A
Subsidiary Guarantors

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
1200 Ely Street Holdings Co. LLC	Michigan	6798	26-3524594
13922 Cerise Avenue, LLC	California	6798	71-0976970
2425 Teller Avenue, LLC	Colorado	6798	20-5672217
245 East Wilshire Avenue, LLC	California	6798	90-0266386
3806 Clayton Road, LLC	California	6798	90-0266403
42235 County Road Holdings Co. LLC	Michigan	6798	83-0500167
48 High Point Road, LLC	Maryland	6798	27-2498824
523 Hayes Lane, LLC	California	6798	45-1777721
637 East Romie Lane, LLC	California	6798	90-0266404
Arizona Lessor - Infinia, Inc.	Maryland	6798	32-0008074
Bayside Colorado Healthcare Associates, Inc.	Colorado	6798	38-3517837
Bayside Street II, Inc.	Delaware	6798	38-3519969
Bayside Street, Inc.	Maryland	6798	38-3160026
Canton Health Care Land, Inc.	Ohio	6798	20-1914579
Carnegie Gardens LLC	Delaware	6798	20-2442381
CFG 2115 Woodstock Place LLC	Delaware	6798	26-1123970
Colonial Gardens, LLC	Ohio	6798	26-0110549
Colorado Lessor - Conifer, Inc.	Maryland	6798	32-0008069
CSE Albany LLC	Delaware	6798	20-5885886
CSE Amarillo LLC	Delaware	6798	20-5862752
CSE Arden L.P.	Delaware	6798	20-5888680
CSE Augusta LLC	Delaware	6798	20-5885921
CSE Bedford LLC	Delaware	6798	20-5886082
CSE Blountville LLC	Delaware	6798	20-8295288
CSE Bolivar LLC	Delaware	6798	20-8295024
CSE Cambridge LLC	Delaware	6798	20-5886976
CSE Cambridge Realty LLC	Delaware	6798	20-5959318
CSE Camden LLC	Delaware	6798	20-8295066
CSE Canton LLC	Delaware	6798	20-5887312
CSE Casablanca Holdings II LLC	Delaware	6798	26-0595183
CSE Casablanca Holdings LLC	Delaware	6798	20-8724466
CSE Cedar Rapids LLC	Delaware	6798	20-5884941
CSE Centennial Village	Delaware	6798	20-6974959
CSE Chelmsford LLC	Delaware	6798	20-5920451
CSE Chesterton LLC	Delaware	6798	20-5885195
CSE Claremont LLC	Delaware	6798	20-5883891
CSE Corpus North LLC	Delaware	6798	20-5186415
CSE Denver Iliff LLC	Delaware	6798	20-8037772
CSE Denver LLC	Delaware	6798	20-5884311
CSE Douglas LLC	Delaware	6798	20-5883761
CSE Elkton LLC	Delaware	6798	20-5887006
CSE Elkton Realty LLC	Delaware	6798	20-5959253
CSE Fairhaven LLC	Delaware	6798	20-8281491
CSE Fort Wayne LLC	Delaware	6798	20-5885125
CSE Frankston LLC	Delaware	6798	20-5862947
CSE Georgetown LLC	Delaware	6798	20-5886126
CSE Green Bay LLC	Delaware	6798	20-5888029
CSE Hilliard LLC	Delaware	6798	20-5887347
CSE Huntingdon LLC	Delaware	6798	20-8295191
CSE Huntsville LLC	Delaware	6798	20-5887764

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
CSE Indianapolis-Continental LLC	Delaware	6798	20-5885046
CSE Indianapolis-Greenbriar LLC	Delaware	6798	20-5885096
CSE Jacinto City LLC	Delaware	6798	20-5186519
CSE Jefferson City LLC	Delaware	6798	20-8295101
CSE Jeffersonville-Hillcrest Center LLC	Delaware	6798	20-5885261
CSE Jeffersonville-Jennings House LLC	Delaware	6798	20-5885346
CSE Kerrville LLC	Delaware	6798	20-8684872
CSE King L.P.	Delaware	6798	20-5888725
CSE Kingsport LLC	Delaware	6798	20-5887736
CSE Knightdale L.P.	Delaware	6798	20-5888653
CSE Lake City LLC	Delaware	6798	20-5863259
CSE Lake Worth LLC	Delaware	6798	20-5863173
CSE Lakewood LLC	Delaware	6798	20-5884352
CSE Las Vegas LLC	Delaware	6798	20-5887216
CSE Lawrenceburg LLC	Delaware	6798	20-5887802
CSE Lenoir L.P.	Delaware	6798	20-5888528
CSE Lexington Park LLC	Delaware	6798	20-5886951
CSE Lexington Park Realty LLC	Delaware	6798	20-5959280
CSE Ligonier LLC	Delaware	6798	20-5885484
CSE Live Oak LLC	Delaware	6798	20-5863086
CSE Lowell LLC	Delaware	6798	20-5885381
CSE Marianna Holdings LLC	Delaware	6798	20-1411422
CSE Memphis LLC	Delaware	6798	20-8295130
CSE Mobile LLC	Delaware	6798	20-5883572
CSE Moore LLC	Delaware	6798	20-5887574
CSE North Carolina Holdings I LLC	Delaware	6798	20-5888397
CSE North Carolina Holdings II LLC	Delaware	6798	20-5888430
CSE Omro LLC	Delaware	6798	20-5887998
CSE Orange Park LLC	Delaware	6798	20-5863371
CSE Orlando-Pinar Terrace Manor LLC	Delaware	6798	20-5863043
CSE Orlando-Terra Vista Rehab LLC	Delaware	6798	20-5863223
CSE Pennsylvania Holdings	Delaware	6798	20-6974946
CSE Piggott LLC	Delaware	6798	20-5883659
CSE Pilot Point LLC	Delaware	6798	20-5862827
CSE Pine View LLC	Delaware	6798	20-5398686
CSE Ponca City LLC	Delaware	6798	20-5887495
CSE Port St. Lucie LLC	Delaware	6798	20-5863294
CSE Richmond LLC	Delaware	6798	20-5885427
CSE Ripley LLC	Delaware	6798	20-8295238
CSE Ripon LLC	Delaware	6798	26-0480886
CSE Safford LLC	Delaware	6798	20-5883807
CSE Salina LLC	Delaware	6798	20-5885669
CSE Seminole LLC	Delaware	6798	20-5887615
CSE Shawnee LLC	Delaware	6798	20-5887524
CSE Spring Branch LLC	Delaware	6798	20-5186484
CSE Stillwater LLC	Delaware	6798	20-5887548
CSE Taylorsville LLC	Delaware	6798	20-5886196
CSE Texarkana LLC	Delaware	6798	20-5862880
CSE Texas City LLC	Delaware	6798	20-5862791
CSE The Village LLC	Delaware	6798	20-5186550
CSE Upland LLC	Delaware	6798	20-5891148
CSE Walnut Cove L.P.	Delaware	6798	20-5888502
CSE West Point LLC	Delaware	6798	20-5887119

2

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
CSE Whitehouse LLC	Delaware	6798	20-8294979
CSE Williamsport LLC	Delaware	6798	26-0480953
CSE Winter Haven LLC	Delaware	6798	20-5863327
CSE Woodfin L.P.	Delaware	6798	20-5888619
CSE Yorktown LLC	Delaware	6798	20-5885163
Delta Investors I, LLC	Maryland	6798	54-2112455
Delta Investors II, LLC	Maryland	6798	54-2112456
Desert Lane LLC	Delaware	6798	20-3098022
Dixie White House Nursing Home, Inc.	Mississippi	6798	59-3738671
Dixon Health Care Center, Inc.	Ohio	6798	34-1509772
Encanto Senior Care, LLC	Arizona	6798	20-1669755
Florida Lessor – Meadowview, Inc.	Maryland	6798	56-2398721
Florida Real Estate Company, LLC	Florida	6798	20-1458431
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland	6798	16-1650494
Greenbough, LLC	Delaware	6798	27-0258266
Hutton I Land, Inc.	Ohio	6798	20-1914403
Hutton II Land, Inc.	Ohio	6798	20-1914470
Hutton III Land, Inc.	Ohio	6798	20-1914529
Indiana Lessor – Wellington Manor, Inc.	Maryland	6798	32-0008064
LAD I Real Estate Company, LLC	Delaware	6798	20-1454154
Leatherman 90-1, Inc.	Ohio	6798	20-1914625
Leatherman Partnership 89-1, Inc.	Ohio	6798	34-1656489
Leatherman Partnership 89-2, Inc.	Ohio	6798	34-1656491
Meridian Arms Land, Inc.	Ohio	6798	20-1914864
North Las Vegas LLC	Delaware	6798	20-3098036
NRS Ventures, L.L.C.	Delaware	6798	38-4236118
Ocean Springs Nursing Home, Inc.	Mississippi	6798	58-2635823
OHI (Connecticut), Inc.	Connecticut	6798	06-1552120
OHI (Illinois), Inc.	Illinois	6798	37-1332375
OHI (Indiana), Inc.	Indiana	6798	38-3568359
OHI (Iowa), Inc.	Iowa	6798	38-3377918
OHI Asset (AR) Ash Flat, LLC	Delaware	6798	46-3670959
OHI Asset (AR) Camden, LLC	Delaware	6798	46-3672608
OHI Asset (AR) Conway, LLC	Delaware	6798	61-1721332
OHI Asset (AR) Des Arc, LLC	Delaware	6798	46-3691025
OHI Asset (AR) Hot Springs, LLC	Delaware	6798	80-0951655
OHI Asset (AR) Malvern, LLC	Delaware	6798	46-3719491
OHI Asset (AR) Mena, LLC	Delaware	6798	38-3915930
OHI Asset (AR) Pocahontas, LLC	Delaware	6798	46-3728913
OHI Asset (AR) Sheridan, LLC	Delaware	6798	46-3739623
OHI Asset (AR) Walnut Ridge, LLC	Delaware	6798	46-3751920
OHI Asset (AZ) Austin House, LLC	Delaware	6798	46-4385050
OHI Asset (CA), LLC	Delaware	6798	04-3759925
OHI Asset (CO), LLC	Delaware	6798	84-1706510
OHI Asset (CT) Lender, LLC	Delaware	6798	75-3205111
OHI Asset (FL) Lake Placid, LLC	Delaware	6798	46-3827043
OHI Asset (FL) Lender, LLC	Delaware	6798	27-4450390
OHI Asset (FL), LLC	Delaware	6798	13-4225158
OHI Asset (GA) Macon, LLC	Delaware	6798	47-1027224
OHI Asset (GA) Moultrie, LLC	Delaware	6798	46-4254981
OHI Asset (GA) Snellville, LLC	Delaware	6798	46-4259685
OHI Asset (ID) Holly, LLC	Delaware	6798	46-4268973
OHI Asset (ID) Midland, LLC	Delaware	6798	46-4279515

3

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset (ID), LLC	Delaware	6798	04-3759931
OHI Asset (IL), LLC	Delaware	6798	14-1951802
OHI Asset (IN) American Village, LLC	Delaware	6798	46-0985915
OHI Asset (IN) Anderson, LLC	Delaware	6798	46-0989235
OHI Asset (IN) Beech Grove, LLC	Delaware	6798	46-1000956
OHI Asset (IN) Clarksville, LLC	Delaware	6798	46-1011127
OHI Asset (IN) Clinton, LLC	Delaware	6798	46-4095764
OHI Asset (IN) Connersville, LLC	Delaware	6798	46-4289202
OHI Asset (IN) Crown Point, LLC	Delaware	6798	46-1738072
OHI Asset (IN) Eagle Valley, LLC	Delaware	6798	46-1021612
OHI Asset (IN) Elkhart, LLC	Delaware	6798	46-1035197
OHI Asset (IN) Forest Creek, LLC	Delaware	6798	46-1040435
OHI Asset (IN) Fort Wayne, LLC	Delaware	6798	46-1050897
OHI Asset (IN) Franklin, LLC	Delaware	6798	46-1062818
OHI Asset (IN) Greensburg, LLC	Delaware	6798	38-3879137
OHI Asset (IN) Indianapolis, LLC	Delaware	6798	36-4736441
OHI Asset (IN) Jasper, LLC	Delaware	6798	46-4100999
OHI Asset (IN) Kokomo, LLC	Delaware	6798	46-1071289
OHI Asset (IN) Lafayette, LLC	Delaware	6798	46-1085161
OHI Asset (IN) Madison, LLC	Delaware	6798	46-1745924
OHI Asset (IN) Monticello, LLC	Delaware	6798	46-1090601
OHI Asset (IN) Noblesville, LLC	Delaware	6798	46-1103366
OHI Asset (IN) Rosewalk, LLC	Delaware	6798	46-1116285
OHI Asset (IN) Salem, LLC	Delaware	6798	46-4111473
OHI Asset (IN) Seymour, LLC	Delaware	6798	46-4133715
OHI Asset (IN) Spring Mill, LLC	Delaware	6798	46-1120573
OHI Asset (IN) Terre Haute, LLC	Delaware	6798	46-1140102
OHI Asset (IN) Wabash, LLC	Delaware	6798	38-3879151
OHI Asset (IN) Westfield, LLC	Delaware	6798	32-0381277
OHI Asset (IN) Zionsville, LLC	Delaware	6798	46-1152307
OHI Asset (LA), LLC	Delaware	6798	04-3759935
OHI Asset (MD), LLC	Delaware	6798	45-2611748
OHI Asset (MI) Heather Hills, LLC	Delaware	6798	46-1515395
OHI Asset (MI), LLC	Delaware	6798	27-3378345
OHI Asset (MO), LLC	Delaware	6798	04-3759939
OHI Asset (MS) Byhalia, LLC	Delaware	6798	46-4298734
OHI Asset (MS) Cleveland, LLC	Delaware	6798	36-4774986
OHI Asset (MS) Clinton, LLC	Delaware	6798	80-0965657
OHI Asset (MS) Columbia, LLC	Delaware	6798	46-4340609
OHI Asset (MS) Corinth, LLC	Delaware	6798	46-4351222
OHI Asset (MS) Greenwood, LLC	Delaware	6798	46-4361245
OHI Asset (MS) Grenada, LLC	Delaware	6798	46-4376223
OHI Asset (MS) Holly Springs, LLC	Delaware	6798	38-3921178
OHI Asset (MS) Indianola, LLC	Delaware	6798	90-1036275
OHI Asset (MS) Natchez, LLC	Delaware	6798	46-4384987
OHI Asset (MS) Picayune, LLC	Delaware	6798	90-1036523
OHI Asset (MS) Vicksburg, LLC	Delaware	6798	90-1036559
OHI Asset (MS) Yazoo City, LLC	Delaware	6798	38-3921461
OHI Asset (NC) Wadesboro, LLC	Delaware	6798	35-2492230
OHI Asset (OH) Lender, LLC	Delaware	6798	51-0529744
OHI Asset (OH), LLC	Delaware	6798	04-3759938
OHI Asset (OR) Portland, LLC	Delaware	6798	30-0805633
OHI Asset (PA) Trust	Maryland	6798	54-6643405

4

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset (PA), LLC	Delaware	6798	90-0137715
OHI Asset (SC) Aiken, LLC	Delaware	6798	46-4426281
OHI Asset (SC) Anderson, LLC	Delaware	6798	46-4455254
OHI Asset (SC) Easley Anne, LLC	Delaware	6798	46-4475177
OHI Asset (SC) Easley Crestview, LLC	Delaware	6798	46-4489507
OHI Asset (SC) Edgefield, LLC	Delaware	6798	46-4494366
OHI Asset (SC) Greenville Griffith, LLC	Delaware	6798	46-4510885
OHI Asset (SC) Greenville Laurens, LLC	Delaware	6798	46-4524387
OHI Asset (SC) Greenville North, LLC	Delaware	6798	46-4538349
OHI Asset (SC) Greenville, LLC	Delaware	6798	47-1053139
OHI Asset (SC) Greer, LLC	Delaware	6798	46-4551649
OHI Asset (SC) Marietta, LLC	Delaware	6798	46-4569172
OHI Asset (SC) McCormick, LLC	Delaware	6798	46-4597938
OHI Asset (SC) Orangeburg, LLC	Delaware	6798	47-1034331
OHI Asset (SC) Pickens East Cedar, LLC	Delaware	6798	46-4613823
OHI Asset (SC) Pickens Rosemond, LLC	Delaware	6798	46-4629569
OHI Asset (SC) Piedmont, LLC	Delaware	6798	46-4640288
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware	6798	46-4682098
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware	6798	46-4695995
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware	6798	46-4712666
OHI Asset (TN) Bartlett, LLC	Delaware	6798	46-4727889
OHI Asset (TN) Collierville, LLC	Delaware	6798	46-4738239
OHI Asset (TN) Memphis, LLC	Delaware	6798	46-4750926
OHI Asset (TX) Anderson, LLC	Delaware	6798	46-4764905
OHI Asset (TX) Bryan, LLC	Delaware	6798	46-4781488
OHI Asset (TX) Burleson, LLC	Delaware	6798	46-4795498
OHI Asset (TX) College Station, LLC	Delaware	6798	46-4805289
OHI Asset (TX) Comfort, LLC	Delaware	6798	46-4815908
OHI Asset (TX) Diboll, LLC	Delaware	6798	46-4843528
OHI Asset (TX) Granbury, LLC	Delaware	6798	46-4852513
OHI Asset (TX) Hondo, LLC	Delaware	6798	46-1346058
OHI Asset (TX) Italy, LLC	Delaware	6798	46-4873054
OHI Asset (TX) Winnsboro, LLC	Delaware	6798	46-4881288
OHI Asset (TX), LLC	Delaware	6798	04-3759927
OHI Asset (UT) Ogden, LLC	Delaware	6798	46-4903181
OHI Asset (UT) Provo, LLC	Delaware	6798	46-4915063
OHI Asset (UT) Roy, LLC	Delaware	6798	46-4931511
OHI Asset (VA) Charlottesville, LLC	Delaware	6798	46-4945417
OHI Asset (VA) Farmville, LLC	Delaware	6798	46-4955482
OHI Asset (VA) Hillsville, LLC	Delaware	6798	46-4987367
OHI Asset (VA) Rocky Mount, LLC	Delaware	6798	46-5002710
OHI Asset (WA) Battle Ground, LLC	Delaware	6798	46-5006928
OHI Asset (WV) Danville, LLC	Delaware	6798	47-1084194
OHI Asset (WV) Ivydale, LLC	Delaware	6798	47-1112048
OHI Asset CSB LLC	Delaware	6798	27-2820083
OHI Asset CSE – E, LLC	Delaware	6798	27-1675861
OHI Asset CSE – U, LLC	Delaware	6798	27-1675768
OHI Asset HUD CFG, LLC	Delaware	6798	45-3662151
OHI Asset HUD Delta, LLC	Delaware	6798	27-1895030
OHI Asset HUD SF CA, LLC	Delaware	6798	46-1251365
OHI Asset HUD SF, LLC	Delaware	6798	80-0830116
OHI Asset HUD WO, LLC	Delaware	6798	45-2379675
OHI Asset II (CA), LLC	Delaware	6798	20-1000879

5

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.
OHI Asset II (FL), LLC	Delaware	6798	27-1813906
OHI Asset II (PA) Trust	Maryland	6798	84-6390330
OHI Asset III (PA) Trust	Maryland	6798	84-6390331
OHI Asset IV (PA) Silver Lake Trust	Maryland	6798	80-6146794
OHI Asset RO PMM Services, LLC	Delaware	6798	46-4309941
OHI Asset RO, LLC	Delaware	6798	90-1018980
OHI Asset, LLC	Delaware	6798	32-0079270
OHI Mezz Lender, LLC	Delaware	6798	46-3201249
OHI Tennessee, Inc.	Maryland	6798	38-3509157
OHIMA, Inc.	Massachusetts	6798	06-1552118
Omega TRS I, Inc.	Maryland	6798	38-3587540
Orange Village Care Center, Inc.	Ohio	6798	34-1321728
Panama City Nursing Center LLC	Delaware	6798	20-2568041
Pavillion North Partners, Inc.	Pennsylvania	6798	20-2597892
Pavillion North, LLP	Pennsylvania	6798	75-3202956
Pavillion Nursing Center North, Inc.	Pennsylvania	6798	25-1222652
Pensacola Real Estate Holdings I, Inc.	Florida	6798	59-3667935
Pensacola Real Estate Holdings II, Inc.	Florida	6798	59-3667937
Pensacola Real Estate Holdings III, Inc.	Florida	6798	59-3667939
Pensacola Real Estate Holdings IV, Inc.	Florida	6798	59-3667940
Pensacola Real Estate Holdings V, Inc.	Florida	6798	59-3667941
Skyler Boyington, Inc.	Mississippi	6798	42-1572543
Skyler Florida, Inc.	Mississippi	6798	64-0821299
Skyler Maitland LLC	Delaware	6798	20-3888672
Skyler Pensacola, Inc.	Florida	6798	59-3561064
St. Mary’s Properties, Inc.	Ohio	6798	20-1914905
Sterling Acquisition Corp.	Kentucky	6798	38-3207992
Suwanee, LLC	Delaware	6798	20-5223977
Texas Lessor – Stonegate GP, Inc.	Maryland	6798	32-0008071
Texas Lessor – Stonegate, Limited, Inc.	Maryland	6798	32-0008072
Texas Lessor – Stonegate, LP	Maryland	6798	32-0008073
The Suburban Pavilion, Inc.	Ohio	6798	34-1035431
Washington Lessor – Silverdale, Inc.	Maryland	6798	56-2386887
Wilcare, LLC	Ohio	6798	26-0110550

(1)           Address, including zip code, and telephone number, including area code, of the principal executive offices of each subsidiary guarantor listed in Schedule A is c/o Omega Healthcare Investors, Inc., 200 International Circle, Suite 3500, Hunt Valley, Maryland, 21030 and the telephone number is (410) 427-1700.

6

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of June 30, 2014 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

7

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, State of Georgia on the __th of August, 2014.

By:	/s/ David Ferrell
David Ferrell
Vice President

8

Exhibit 2

Office of the Comptroller of the Currency
Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, May
1, 2014, I have hereunto subscribed my
name and caused my seal of office to be
affixed to these presents at the U.S.
Department of the Treasury, in the City of
Washington, District of Columbia.

/s/ Thomas J. Curry
Comptroller of the Currency

9

Exhibit 3

Office of the Comptroller of the Currency
Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWERS

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, May
1, 2014, I have hereunto subscribed my
name and caused my seal of office to be
affixed to these presents at the U.S.
Department of the Treasury, in the City of
Washington, District of Columbia.

/s/ Thomas J. Curry
Comptroller of the Currency

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Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 11, 2014

	By:	/s/ David Ferrell
David Ferrell
Vice President

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Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 6/30/2014

($000’s)

6/30/2014
Assets
Cash and Balances Due From	$12,591,901
Depository Institutions
Securities	89,882,232
Federal Funds	109,925
Loans & Lease Financing Receivables	241,450,255
Fixed Assets	4,561,715
Intangible Assets	13,335,806
Other Assets	22,261,774
Total Assets	$384,193,608

Liabilities
Deposits	$286,193,358
Fed Funds	1,264,138
Treasury Demand Notes	0
Trading Liabilities	382,290
Other Borrowed Money	37,760,161
Acceptances	0
Subordinated Notes and Debentures	5,023,000
Other Liabilities	12,274,098
Total Liabilities	$342,897,045

Equity
Common and Preferred Stock	18,200
Surplus	14,266,407
Undivided Profits	26,159,120
Minority Interest in Subsidiaries	$852,836
Total Equity Capital	$41,296,563

Total Liabilities and Equity Capital	$384,193,608

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